Exhibit 99.1

Range Impact Reports 1Q 2024 Financial Results

CLEVELAND, OHIO – (May 15, 2024) – Range Impact, Inc. (OTC: RNGE) (“Range Impact”), a public impact investing company dedicated to acquiring, reclaiming and repurposing mine sites in Appalachia, reported its results for the first quarter ended March 31, 2024.

Range Impact’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 was filed with the Securities and Exchange Commission on May 15, 2024 and is available for viewing at https://rangeimpact.com/investors/. Since the information provided in this press release is limited to selected financial and operational information, shareholders and interested parties are encouraged to read Range Impact’s full Form 10-Q available on its website.

Michael Cavanaugh, Range Impact’s CEO, stated, “Our first quarter sales compare favorably to our first quarter sales last year, and we continue to invest in building our team and corporate infrastructure to support the anticipated future growth across our platform of complementary businesses.” Cavanaugh added, “Our entire team continues to execute at a high-level our business strategy of acquiring, reclaiming and repurposing mine sites to create economic activity in hard-hit communities throughout Appalachia. I continue to be inspired by our team’s daily commitment and deep dedication to rehabilitating disturbed land and improving the lives of others.”

First Quarter 2024 Financial Highlights (on a consolidated basis and for each business segment)

○	Range Impact | Consolidated results of all business segments | Consolidated revenue of $3,909,893 in 1Q 2024 compares favorably to consolidated revenue of $3,014,887 in 1Q 2023, an increase of $895,006. Consolidated revenue of $20,241,312 for the last 12-month (“LTM”) period ending March 31, 2024 compares favorably to the revenue of $7,847,165 for the LTM period ending March 31, 2023, an increase of $12,394,147. Consolidated Adjusted EBITDA of $67,034 in 1Q 2024 compares unfavorably to Consolidated Adjusted EBITDA of $170,961 in 1Q 2023, a decrease of $103,927. Consolidated Adjusted EBITDA of $3,825,998 for the LTM period ending March 31, 2024 compares favorably to the Consolidated Adjusted EBITDA of $412,432 for the LTM period ending March 31, 2023, an increase of $3,413,566.

○	Range Reclaim | Performs land reclamation and repurposing on mine sites | Revenue of $1,505,983 in 1Q 2024 compares unfavorably to revenue of $2,988,487 in 1Q 2023, a decrease of $1,482,504. Revenue of $17,179,607 for the LTM period ending March 31, 2024 compares favorably to the revenue of $7,820,765 for the LTM period ending March 31, 2023, an increase of $9,358,842. Adjusted EBITDA of ($318,489) in 1Q 2024 compares unfavorably to Adjusted EBITDA of $582,149 in 1Q 2023, a decrease of $900,638. Adjusted EBITDA of $4,653,572 for the LTM period ending March 31, 2024 compares favorably to the Adjusted EBITDA of $1,869,275 for the LTM period ending March 31, 2023, an increase of $2,784,297. Please note that Range Minerals is treated as a separate business segment from Range Reclaim beginning in 1Q 2024, so period-over-period comparisons of financial performance between Range Reclaim and Range Minerals should be reviewed and evaluated with this refinement of business segments in mind.

○	Range Minerals | Performs mining and reclamation on mine sites | Revenue of $1,982,115 in 1Q 2024 compares favorably to revenue of $0 in 1Q 2023, an increase of $1,982,115. Revenue of $1,982,115 for the LTM period ending March 31, 2024 compares favorably to the revenue of $0 for the LTM period ending March 31, 2023, an increase of $1,982,115. Adjusted EBITDA of $699,267 in 1Q 2024 compares favorably to Adjusted EBITDA of $0 in 1Q 2023, an increase of $699,267. Adjusted EBITDA of $699,267 for the LTM period ending March 31, 2024 compares favorably to the Adjusted EBITDA of $0 for the LTM period ending March 31, 2023, an increase of $699,267. Please note that Range Minerals is treated as a separate business segment from Range Reclaim beginning in 1Q 2024, so period-over-period comparisons of financial performance between Range Reclaim and Range Minerals should be reviewed and evaluated with this refinement of business segments in mind.

○	Range Water | Develops water treatment and agricultural solutions for mine sites | Revenue of $0 for 1Q 2024 and 1Q 2023, and $0 for the LTM periods ending March 31, 2024 and March 31, 2023, since Range Water is a pre-revenue innovative water and agricultural solutions business. Adjusted EBITDA of ($32,942) for 1Q 2024 compares unfavorably to Adjusted EBITDA of ($19,164) for 1Q 2023, a decrease of $13,778. Adjusted EBITDA of ($81,912) for the LTM period ending March 31, 2024 compares unfavorably to the Adjusted EBITDA of ($19,164) for the LTM period ending March 31, 2023, a decrease of $62,748.

○	Range Security | Provides security services on mine sites being reclaimed | Revenue of $421,795 for 1Q 2024 compares favorably to revenue of $26,400 for 1Q 2023, an increase of $395,395. Revenue of $1,079,590 for the LTM period ending March 31, 2024 compares favorably to revenue of $26,400 for the LTM period ending March 31, 2023, an increase of $1,053,190. Adjusted EBITDA of $235,130 for 1Q 2024 compares favorably to Adjusted EBITDA of ($15,677) for 1Q 2023, an increase of $250,807. Adjusted EBITDA of $530,680 for the LTM period ending March 31, 2024 compares favorably to the Adjusted EBITDA of ($15,677) for the LTM period ending March 31, 2023, an increase of $546,357.

○	Range Land | Owns, reclaims and repurposes mine sites for non-fossil fuel uses | Revenue of $0 in 1Q 2024 and 1Q 2023, and $0 in the LTM periods ending March 31, 2024 and March 31, 2023, since Range Land is in the early stages of repurposing and redeveloping land acquired in August 2023. Adjusted EBITDA of $0 for 1Q 2024 and 1Q 2023, and ($13,134) for the LTM period ending March 31, 2024 compares favorably to the Adjusted EBITDA of $0 for the LTM period ending March 31, 2023, a decrease of $13,134.

○	Graphium Biosciences | Glycosylated cannabinoid drug development business | Revenue of $0 for 1Q 2024 and 1Q 2023, and $0 for the LTM periods ending March 31, 2024 and March 31, 2023, since Graphium Biosciences is a pre-revenue drug development business. Adjusted EBITDA of ($131,640) in 1Q 2024 compares unfavorably to Adjusted EBITDA of ($106,177) in 1Q 2023, a decrease of $25,463. Adjusted EBITDA of ($484,352) for the LTM period ending March 31, 2024 compares unfavorably to the Adjusted EBITDA of ($451,250) for the LTM period ending March 31, 2023, a decrease of $33,102. The period-over-period increase in expenses is primarily due to the engagement of an investment banking firm to assist with a capital raise initiated in 1Q 2024 to fund the anticipated divestiture of Graphium Biosciences.

○	Corporate | Range Impact corporate overhead and administrative expenses | Adjusted EBITDA of ($384,292) for 1Q 2024 compares unfavorably to Adjusted EBITDA of ($270,170) for 1Q 2023, a decrease of $114,122. Adjusted EBITDA of ($1,478,123) for the LTM period ending March 31, 2024 compares unfavorably to the Adjusted EBITDA of ($970,752) for the LTM period ending March 31, 2023, a decrease of $507,371. The period-over-period increase in corporate overhead and administrative expenses is primarily due to the investment in additional corporate professionals to support the current and anticipated growth of Range Impact.

First Quarter 2024 Consolidated Financial Highlights

	1Q 2024	1Q 2023	1Q 2024 LTM	1Q 2023 LTM

Revenue	$3,909,893	$3,014,887	$20,241,312	$7,847,165
Cost of Goods Sold	3,428,348	2,365,885	14,173,960	5,804,911
Gross Profit	481,545	649,002	6,067,352	2,042,254
Operating Expenses	1,075,541	832,225	4,723,761	2,882,239
Operating Income (Loss)	(593,996)	(183,223)	1,343,591	(839,985)
Other Income	(157,153)	(43,637)	1,263,175	(11,077)
Net Income (Loss)	(751,149)	(226,860)	2,606,766	(851,062)
Non-Cash Expenses	642,925	354,184	581,694	1,142,987
Working Capital Changes	(1,004,821)	548,472	(4,538,664)	174,274
Cash Flow from Operations	$(1,113,045)	$675,796	$(1,350,204)	$466,199
Gross Profit Margin %	12.3%	21.5%	30.0%	26.0%
Operating Profit Margin %	-15.2%	-6.1%	6.6%	-10.7%
Net Income Margin %	-19.2%	-7.5%	12.9%	-10.8%
Cash Flow from Operations Margin %	-28.5%	22.4%	-6.7%	5.9%

First Quarter 2024 Segmented Financial Highlights

	1Q 2024	1Q 2023	1Q 2024 LTM	1Q 2023 LTM
Revenue
Range Reclaim	$1,505,983	$2,988,487	$17,179,607	$7,820,765
Range Minerals	1,982,115	-	1,982,115	-
Range Water	-	-	-	-
Range Security	421,795	26,400	1,079,590	26,400
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	-	-	-	-
Total Revenue	$3,909,893	$3,014,887	$20,241,312	$7,847,165

Gross Profit
Range Reclaim	$(579,683)	$638,579	$4,634,859	$2,031,831
Range Minerals	799,503	-	799,503	-
Range Water	-	-	-	-
Range Security	261,725	10,423	632,990	10,423
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	-	-	-	-
Total Gross Profit	$481,545	$649,002	$6,067,352	$2,042,254

Net Income (Loss)
Range Reclaim	$(1,046,372)	$186,643	$2,174,531	$1,023,829
Range Minerals	699,267	-	699,267	-
Range Water	(33,582)	(19,164)	(84,258)	(19,164)
Range Security	232,240	(17,105)	518,893	(17,105)
Range Land	-	-	(13,134)	-
Graphium Biosciences	(131,640)	(106,177)	(484,352)	(451,250)
Corporate	(471,062)	(271,057)	(204,181)	(1,387,372)
Total Net Income (Loss)	$(751,149)	$(226,860)	$2,606,766	$(851,062)

Adjusted EBITDA
Range Reclaim	$(318,489)	$582,149	$4,653,572	$1,869,275
Range Minerals	699,267	-	699,267	-
Range Water	(32,942)	(19,164)	(81,912)	(19,164)
Range Security	235,130	(15,677)	530,680	(15,677)
Range Land	-	-	(13,134)	-
Graphium Biosciences	(131,640)	(106,177)	(484,352)	(451,250)
Corporate	(384,292)	(270,170)	(1,478,123)	(970,752)
Total Adjusted EBITDA	$67,034	$170,961	$3,825,998	$412,432

First Quarter 2024 Reconciliation of Net Income (Loss) to Adjusted EBITDA

	1Q 2024	1Q 2023	1Q 2024 LTM	1Q 2023 LTM
Net Income (Loss)
Range Reclaim	$(1,046,372)	$186,643	$2,174,531	$1,023,829
Range Minerals	699,267	-	699,267	-
Range Water	(33,582)	(19,164)	(84,258)	(19,164)
Range Security	232,240	(17,105)	518,893	(17,105)
Range Land	-	-	(13,134)	-
Graphium Biosciences	(131,640)	(106,177)	(484,352)	(451,250)
Corporate	(471,062)	(271,057)	(204,181)	(1,387,372)
Total Net Income (Loss)	$(751,149)	$(226,860)	$2,606,766	$(851,062)

Interest
Range Reclaim	$92,978	$42,750	$427,126	$97,147
Range Minerals	-	-	-	-
Range Water	-	-	-	-
Range Security	-	-	224	-
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	82,280	887	210,188	23,360
Total Interest	$175,258	$43,637	$637,538	$120,507

Taxes
Range Reclaim	$-	$-	$-	$-
Range Minerals	-	-	-	-
Range Water	-	-	-	-
Range Security	-	-	-	-
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	-	-	-	-
Total Taxes	$-	$-	$-	$-

Depreciation
Range Reclaim	$634,905	$352,756	$2,051,915	$748,299
Range Minerals	-	-	-	-
Range Water	640	-	2,346	-
Range Security	2,890	1,428	11,563	1,428
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	-	-	-	-
Total Depreciation	$638,435	$354,184	$2,065,824	$749,727

Non-Cash Charges
Range Reclaim	$-	$-	$-	$-
Range Minerals	-	-	-	-
Range Water	-	-	-	-
Range Security	-	-	-	-
Range Land	-	-	-	-
Graphium Biosciences	-	-	-	-
Corporate	4,490	-	(1,484,130)	393,260
Total Non-Cash Charges	$4,490	$-	$(1,484,130)	$393,260

Adjusted EBITDA
Range Reclaim	$(318,489)	$582,149	$4,653,572	$1,869,275
Range Minerals	699,267	-	699,267	-
Range Water	(32,942)	(19,164)	(81,912)	(19,164)
Range Security	235,130	(15,677)	530,680	(15,677)
Range Land	-	-	(13,134)	-
Graphium Biosciences	(131,640)	(106,177)	(484,352)	(451,250)
Corporate	(384,292)	(270,170)	(1,478,123)	(970,752)
Total Adjusted EBITDA	$67,034	$170,961	$3,825,998	$412,432

Non-GAAP Financial Information

In addition to our results under Generally Accepted Accounting Principles (“GAAP”), in this release we also present certain other supplemental measures of financial performance that are not required by or presented in accordance with GAAP, including Adjusted Earnings Before Interest Taxes Depreciation and Amortization (“Adjusted EBITDA”). We calculate Adjusted EBITDA as net income (loss) before interest expense, income tax expense, depreciation and amortization, non-cash stock-based compensation expenses related to restricted stock grants and stock options issued to directors and employees and consultants, and any one-time non-recurring items. Adjusted EBITDA is one of the primary metrics used by management to evaluate our financial performance, analyze the effectiveness of our business strategies, and make budgeting and capital allocation decisions. However, this non-GAAP measure does have certain limitations and should not be considered as an alternative to net income (loss), earnings (loss) per share or any other performance measures derived in accordance with GAAP.

About Range Impact, Inc.

Headquartered in Cleveland, Ohio, Range Impact is a public company (OTC: RNGE) dedicated to improving the health and wellness of people and the planet through a novel and innovative approach to impact investing. Range Impact owns and operates several complementary operating businesses focused on developing long-term solutions to environmental, social, and health challenges, with a particular focus on acquiring, reclaiming and repurposing mine sites and other undervalued land in economically disadvantaged communities throughout Appalachia. Range Impact takes an opportunistic approach to impact investing by leveraging its competitive advantages and looking at solving old problems in new ways. Range Impact seeks to thoughtfully allocate its capital into strategic opportunities that are expected to make a positive impact on the people-planet ecosystem and generate strong investment returns for its shareholders.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors that could cause actual outcomes and results to be materially different from those indicated in such statements. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies, timing of clinical trials and product development, business strategy and new lines of business. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Range Impact, Inc.

Investor Relations: (216) 304-6556 and ir@rangeimpact.com

Corporate Website: www.rangeimpact.com